Exhibit 10.1

FIRST AMENDMENT TO

BUSINESS LOAN AGREEMENT

Borrower:	HALL OF FAME RESORT &	Lender:	STARK COMMUNITY FOUNDATION, INC.
	ENTERTAINMENT COMPANY		400 Market Avenue N, Suite 200
	2014 Champions Gateway, Suite 100		Canton, Ohio 44702
Canton, OH 44708

Effective Date of Business Loan Agreement: June 11, 2024

Effective Date of First Amendment to Business Loan Agreement: June 30, 2025

THIS FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT, dated as of June 30, 2025 (sometimes herein referred to as the “First Amendment”), is made and executed between HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation (“Borrower”), and the STARK COMMUNITY FOUNDATION, INC., an Ohio not for profit corporation (“Lender”) in order to amend and partially restate the Business Loan Agreement, dated June 11, 2024 (referred to as the “Business Loan Agreement” and, together with this Amendment, as the same may be further amended or supplemented, the “Loan Agreement”).

RECITALS:

WHEREAS, Lender made a $1,500,000.00 term loan to Borrower (“Original Term Loan”) which is evidenced by the Business Loan Agreement as well as that certain Promissory Note dated as of June 11, 2024 (“Original Term Loan Note”) and other Loan Documents; and

WHEREAS, Borrower has requested an extension of the Maturity Date set forth in the Original Term Loan, and

WHEREAS, Lender has agreed to amend the terms of the Original Term Loan to the extent set forth herein and Borrower has agreed to the terms and conditions set forth herein and in that certain Amended and Restated Promissory Note (“Amended and Restated Note” and together with this First Amendment “Loan Documents”) setting forth the revised terms of the Original Term Loan Note executed by Borrower in favor of Lender of even date herewith.

AGREEMENT:

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower agree as follows:

1.	INCORPORATION OF RECITALS. The foregoing recitals shall be deemed incorporated into this First Amendment as if fully rewritten herein.

2.	NO NOVATION. Borrower understands and agrees that: (A) in granting, renewing, or extending any loan, Lender is relying upon the representations, warranties, and agreements as set forth in the Loan Documents, and; (B) the Original Term Loan, as amended, shall be and remain subject to the terms and conditions of this First Amendment. All terms not otherwise defined in this First Amendment will have the meaning set forth in the Business Loan Agreement. In the event of a term being defined herein that conflicts with a term defined in the Business Loan Agreement, the term as defined herein shall control. The parties intend that the terms and conditions set forth in this First Amendment will supersede and replace those terms and conditions set forth in the Business Loan Agreement and the Loan Documents (in each case if and to the extent inconsistent with the terms and conditions set forth in this First Amendment). All provisions in the Business Loan Agreement (including all amendments thereto) not superseded or modified by this First Amendment shall remain in full force and effect.

3.	TERM OF TERM LOAN. In the absence of an Event of Default, the Original Term Loan shall mature and shall be due and payable in full on December 31, 2025 the “Maturity Date”.

4.	REPAYMENT OBLIGATIONS. All principal and accrued interest shall be paid by Borrower to Lender on December 31, 2025, which payment will be for all principal, accrued and unpaid interest, and all other amounts that may be due and owing to Lender under the Business Loan Agreement, the Amended and Restated Note and this First Amendment.

5.	LOAN FACILITIES. The First Amendment shall apply to a term loan in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) as evidenced by the Amended and Restated Note of even date herewith, which shall replace and supersede the original Term Loan Note dated June 11, 2024. Borrower agrees that this First Amendment is executed in order to reflect the terms, covenants, conditions, and obligations in connection with the Original Term Loan as set forth in the Amended and Restated Note of even date herewith, together with all renewals of, extensions of, modifications of, refinancings of, replacements of, consolidations of, and substitutions for such notes.

6.	COSTS AND EXPENSES. The Borrower affirms and acknowledges that it shall reimburse Lender for all of Lender’s costs and expenses in connection with the negotiation and documentation of this First Amendment including, without limitation, legal fees and expenses of counsel to Lender in connection with this First Amendment.

7.	TERM OF AMENDMENT. This First Amendment shall be effective as of June 30, 2025, and shall continue in full force and effect until such time as the Amended and Restated Note, of even date herewith, has been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this First Amendment. Unless an Event of Default has occurred prior thereto, all principal, accrued interest, and other amounts due and owing in connection with the Amended and Restated Note are due and payable on December 31, 2025.

8.	CONDITIONS TO LOAN. The consummation of the term loan contemplated by this First Amendment shall be contingent upon: (a) execution of the Amended and Restated Note, this First Amendment and all other documents as Lender may reasonably require, all in form and substance satisfactory to Lender and Lender’s counsel; and (b) documentation, satisfactory to Lender, affirming and certifying the items contained in the Borrower Secretary’s Certificate as previously provided by Borrower.

9.	REPRESENTATIONS AND WARRANTIES. By executing this First Amendment, Borrower hereby reaffirms that (a) (i) all representations, affirmative and negative covenants and warranties set forth in the Business Loan Agreement remain true, accurate, and complete as the date of this First Amendment and will remain true, accurate, and complete as of the date of each advance of loan proceeds, as of the date of any renewal, extension, amendment, or modification of any Loan, and at all times any Indebtedness exists; (ii) except as amended by this First Amendment, all representations, affirmative and negative covenants and warranties set forth in the Business Loan Agreement are ratified and confirmed without condition as if made anew; (iii) all representations, affirmative and negative covenants and warranties set forth in the Business Loan Agreement are incorporated into this First Amendment by reference, and (iv) Borrower has obtained and provided Lender with all consents necessary for executing and delivering this First Amendment and the Amended and Restated Note, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this First Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this First Amendment or, if required, has been obtained, and (d) this First Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Original Term Loan remains outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this First Amendment.

CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Borrower for the unpaid amount due and owing in connection with the Loan Documents, as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, reasonable attorneys’ fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of the Loan Documents, as may be applicable, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower hereby waives the right to any injunction which would prevent Lender from taking judgment under the Loan Documents by confession, and any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on the Loan Documents have been paid in full. Borrower waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Borrower in confessing judgment against Borrower while such attorney is retained by Lender. Borrower expressly consents to such attorney acting for Borrower in confessing judgment.

BORROWER ACKNOWLEDGES THAT IS HAS CAREFULLY READ ALL THE PROVISIONS OF THIS FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT IS ENTERED INTO AND DATED AS OF THE EFFECTIVE DATE FIRST ABOVE STATED. EXCEPT AS SUPERSEDED, AMENDED OR OTHERWISE MODIFIED HEREBY, THE TERMS AND PROVISIONS OF THE LOAN DOCUMENTS REMAIN UNCHANGED, ARE AND SHALL REMAIN IN FULL FORCE AND EFFECT UNLESS AND UNTIL MODIFIED OR AMENDED IN WRITING IN ACCORDANCE WITH THEIR TERMS, AND ARE HEREBY RATIFIED AND CONFIRMED. EXCEPT AS EXPRESSLY PROVIDED HEREIN, THIS FIRST AMENDMENT SHALL NOT CONSTITUTE AN AMENDMENT, WAIVER, CONSENT OR RELEASE WITH RESPECT TO ANY PROVISION OF ANY LOAN DOCUMENT, A WAIVER OF ANY DEFAULT OR EVENT OF DEFAULT UNDER ANY LOAN DOCUMENT, OR A WAIVER OR RELEASE OF ANY OF LENDER’S RIGHTS AND REMEDIES (ALL OF WHICH ARE HEREBY RESERVED).

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWER:

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

/s/ Lisa Gould
By:	Lisa Gould, Executive Vice President of Business Administration

LENDER:

Stark Community Foundation, Inc.

/s/ Mark Samolczyk
By:	Mark Samolczyk, President & Chief Executive Officer

[Signature Page for First Amendment to Business Loan Agreement]